Exhibit 10.21

Restricted Stock Agreement

2005, 2006, 2007 and 2008 Stock Option and Restricted Stock Plans

Digital Ally, Inc.

(For Employees)

This Restricted Stock Agreement (this "Restricted Stock Agreement) is dated _______________ between Digital Ally, Inc., a Nevada corporation (the "Company"), and _______________ (the "Recipient").  Unless otherwise defined herein, the terms defined in the Digital Ally, Inc. __________ Stock Option and Restricted Stock Plan (the “Plan”) shall have the same defined meanings in this Restricted Stock Agreement.

1.
Grant.  The Company hereby makes a Restricted Stock Award (the "Award") of _________________ (_______) shares of its common stock, $0.001 par value (the "Shares"), all in accordance with and subject to the Plan pursuant to which the Shares are being granted and the following terms and conditions.

2.
Grant Date; Value.  This Award is made as of ____________________ (the “Date of Grant”).  The value of the Award is _______________, calculated as the number of Shares in the Award multiplied by _____________, the closing price per share on the Date of Grant.

3.
Custody of Restricted Stock.  Certificates evidencing the Shares shall be issued by the Company and registered in the Recipient’s name on the stock transfer books of the Company promptly after the date hereof, but shall remain in the physical custody of the Company or its designee at all times prior to the date on which such portion of the Award vests.  As a condition to the receipt of this Award, the Recipient shall deliver to the Company a stock power, duly endorsed in blank, relating to the certificates representing the Shares.  The certificates will bear an appropriate legend as determined by the Company referring to the applicable restrictions.  Upon the vesting of the Shares pursuant to the terms hereof and the satisfaction of any withholding tax obligations described below, the Company will deliver the certificates evidencing the vested Shares to the Recipient.

4.	Vesting Requirements. All Shares in this Award shall vest on ________________, provided that the Recipient is an employee on such date.

5.
Accelerated Vesting.  Notwithstanding the vesting schedule reflected in the preceding Section 4, in the event of a Change of Control all restrictions imposed on any then-restricted Shares shall terminate immediately prior to any such event and such Shares shall vest.

6.
Rights as Shareholder.  The Recipient will have the right to vote and receive cash dividends only with respect to vested Shares.  Stock dividends, stock rights or others securities issued with respect to the unvested Shares shall be subject to the vesting provisions of this Restricted Stock Agreement.

7.	Termination of Employment. If the Recipient ceases to be an employee of the Company prior to the date of the vesting of the Award, including, without limitation, death, Disability,

termination with or without cause or voluntary resignation, the vesting of the Award shall be governed by the applicable provisions of the Plan.

8.
No Guarantee of Employment. Recipient acknowledges and agrees that the vesting of shares pursuant to the vesting schedule hereof is earned only by continuing service as an employee at the will of the Company and not through the act of being granted the Award.  The Recipient further acknowledges and agrees that this Restricted Stock Agreement, the transactions contemplated hereunder and the vesting schedule set forth herein do not constitute an express or implied promise of continued retention as an employee for the vesting period, for any period, or at all, and shall not interfere with the Recipient’s right or the Company’s right to terminate the Recipient’s service as an employee at any time, with or without cause.

9.
Award Not Transferable.  The Award is not transferable except by will or the laws of descent and distribution, and may not be assigned, negotiated, or pledged in any way (whether by operation of law or otherwise), and shall not be subject to execution, attachment or similar process.

10.
Conformity to Securities Laws.  The Recipient acknowledges that the Plan is intended to conform, to the extent necessary, with all provisions of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended, and any and all regulations and rules promulgated thereunder by the Securities and Exchange Commission.  Notwithstanding anything herein to the contrary, the Plan shall be administered only in such a manner as to conform to such laws, rules and regulations.  To the extent permitted by applicable law, the Plan and this Restricted Stock Agreement shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

11.
Tax Withholding.  The Company may require, as a condition to the vesting of any of the Shares, that the Recipient concurrently pay to the Company any taxes which the Company is required to withhold by reason of such vesting.  In lieu of part or all of such payment, the Recipient may request, subject to such rules and regulations as the Board of Directors may adopt from time to time, that the Company withhold a portion of the Shares otherwise becoming vested to defray all or a portion of any applicable taxes, or request that the Company withhold the required amounts from other compensation, if any, payable to the Recipient.

12.	Restricted Stock Legend. While the Recipient is an officer or otherwise an Affiliate of the Company, the stock certificates evidencing the Shares shall indicate that the Shares are restricted stock.

13. .
Entire Agreement; Governing Law.  The Plan is incorporated herein by reference.  The Plan and this Restricted Stock Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Recipient with respect to the subject matter hereof, and may not be modified adversely to the Recipient’s interest except by means of a writing signed by the Company and the Recipient.  This Restricted Stock Agreement is governed by Nevada law, except for that body of law pertaining to conflict of laws.

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By your signature and the signature of the Company’s representative below, you and the Company agree that this Award is granted under and governed by the terms and conditions of the Plan and this Restricted Stock Agreement.  The Recipient has reviewed the Plan and this Restricted Stock Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Restricted Stock Agreement and fully understands all provisions of the Plan and Restricted Stock Agreement.  Recipient hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Board of Directors upon any questions relating to the Plan and Restricted Stock Agreement.  The Recipient further agrees to notify the Company upon any change in the residence address indicated below.

RECIPIENT:	DIGITAL ALLY, INC.

By:
Signature	Signature

Print Name

Title:
Residence Address

CONSENT OF SPOUSE

The undersigned spouse of Recipient has read and hereby approves the terms and conditions of the Plan pursuant to which the Shares are being granted and this Restricted Stock Agreement.  In consideration of the Company’s granting his or her spouse the right to receive the Award as set forth in the Plan and this Restricted Stock Agreement, the undersigned hereby agrees to be irrevocably bound by the terms and conditions of the Plan and this Restricted Stock Agreement and further agrees that any community property interest shall be similarly bound. The undersigned hereby appoints the undersigned’s spouse as attorney-in-fact for the undersigned with respect to any amendment or exercise of rights under the Plan or this Restricted Stock Agreement.

Spouse of Recipient

Exhibit 10.21

Restricted Stock Agreement

2005, 2006, 2007 and 2008 Stock Option and Restricted Stock Plans

Digital Ally, Inc.

( For Directors)

This Restricted Stock Agreement (this "Restricted Stock Agreement) is dated ________________ between Digital Ally, Inc., a Nevada corporation (the "Company"), and ________________ (the "Recipient").  Unless otherwise defined herein, the terms defined in  the Digital Ally, Inc. __________ Stock Option and Restricted Stock Plan (the “Plan”) shall have the same defined meanings in this Restricted Stock Agreement.

1.
Grant.  The Company hereby makes a Restricted Stock Award (the "Award") of __________________ (______) shares of its common stock, $0.001 par value (the "Shares"), all in accordance with and subject to the Plan pursuant to which the Shares are being granted and the following terms and conditions.

2.
Grant Date; Value.  This Award is made as of _______________ (the “Date of Grant”).  The value of the Award is ___________________, calculated as the number of Shares in the Award multiplied by ____________________, the closing price per share on the Date of Grant.

3.
Custody of Restricted Stock.  Certificates evidencing the Shares shall be issued by the Company and registered in the Recipient’s name on the stock transfer books of the Company promptly after the date hereof, but shall remain in the physical custody of the Company or its designee at all times prior to the date on which such portion of the Award vests.  As a condition to the receipt of this Award, the Recipient shall deliver to the Company a stock power, duly endorsed in blank, relating to the certificates representing the Shares.  The certificates will bear an appropriate legend as determined by the Company referring to the applicable restrictions.  Upon the vesting of the Shares pursuant to the terms hereof and the satisfaction of any withholding tax obligations described below, the Company will deliver the certificates evidencing the vested Shares to the Recipient.

4.	Vesting Requirements. All Shares in this Award shall vest on _____________, provided that the Recipient is a member of the Board of Directors of the Company on such date.

5.
Accelerated Vesting.  Notwithstanding the vesting schedule reflected in the preceding Section 4, in the event of a Change of Control all restrictions imposed on any then-restricted Shares shall terminate immediately prior to any such event and such Shares shall vest.

6.
Rights as Shareholder.  The Recipient will have the right to vote and receive cash dividends only with respect to vested Shares.  Stock dividends, stock rights or others securities issued with respect to the unvested Shares shall be subject to the vesting provisions of this Restricted Stock Agreement.

7.	Termination of Directorship. If the Recipient ceases to be a member of the Board of Directors of the Company prior to the date of the vesting of the Award, including, without limitation, death,

Disability, termination with or without cause or voluntary resignation, the vesting of the Award shall be governed by the applicable provisions of the Plan.

8.
No Guarantee of Directorship. Recipient acknowledges and agrees that the vesting of shares pursuant to the vesting schedule hereof is earned only by continuing service as a Director at the will of the Company and not through the act of being granted the Award.  The Recipient further acknowledges and agrees that this Restricted Stock Agreement, the transactions contemplated hereunder and the vesting schedule set forth herein do not constitute an express or implied promise of continued retention as a Director for the vesting period, for any period, or at all, and shall not interfere with the Recipient’s right or the Company’s right to terminate the Recipient’s service as a member of the Board of Directors at any time, with or without cause.

9.
Award Not Transferable.   The Award is not transferable except by will or the laws of descent and distribution, and may not be assigned, negotiated, or pledged in any way (whether by operation of law or otherwise), and shall not be subject to execution, attachment or similar process.

10.
Conformity to Securities Laws.  The Recipient acknowledges that the Plan is intended to conform, to the extent necessary, with all provisions of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended, and any and all regulations and rules promulgated thereunder by the Securities and Exchange Commission.  Notwithstanding anything herein to the contrary, the Plan shall be administered only in such a manner as to conform to such laws, rules and regulations.  To the extent permitted by applicable law, the Plan and this Restricted Stock Agreement shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

11.
Tax Withholding.  The Company may require, as a condition to the vesting of any of the Shares, that the Recipient concurrently pay to the Company any taxes which the Company is required to withhold by reason of such vesting.  In lieu of part or all of such payment, the Recipient may request, subject to such rules and regulations as the Board may adopt from time to time, that the Company withhold a portion of the Shares otherwise becoming vested to defray all or a portion of any applicable taxes, or request that the Company withhold the required amounts from other compensation, if any, payable to the Recipient.

12.
Restricted Stock Legend.  While the Recipient is a member of the Board of Directors of the Company or otherwise an Affiliate of the Company, the stock certificates evidencing the Shares shall indicate that the Shares are restricted stock.

13.
Entire Agreement; Governing Law.   The Plan  incorporated herein by reference.  The Plan and this Restricted Stock Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Recipient with respect to the subject matter hereof, and may not be modified adversely to the Recipient’s interest except by means of a writing signed by the Company and the Recipient.  This Restricted Stock Agreement is governed by Nevada law, except for that body of law pertaining to conflict of laws.

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By your signature and the signature of the Company’s representative below, you and the Company agree that this Award is granted under and governed by the terms and conditions of the Plan and this Restricted Stock Agreement.  The Recipient has reviewed the Plan and this Restricted Stock Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Restricted Stock Agreement and fully understands all provisions of the Plan and Restricted Stock Agreement.  Recipient hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Board of Directors upon any questions relating to the Plan and Restricted Stock Agreement.  The Recipient further agrees to notify the Company upon any change in the residence address indicated below.

RECIPIENT:	DIGITAL ALLY, INC.

By:
Signature	Signature

Print Name

Title:
Residence Address

CONSENT OF SPOUSE

The undersigned spouse of Recipient has read and hereby approves the terms and conditions of the Plan pursuant to which the Shares are being granted and this Restricted Stock Agreement.  In consideration of the Company’s granting his or her spouse the right to receive the Award as set forth in the Plan and this Restricted Stock Agreement, the undersigned hereby agrees to be irrevocably bound by the terms and conditions of the Plan and this Restricted Stock Agreement and further agrees that any community property interest shall be similarly bound. The undersigned hereby appoints the undersigned’s spouse as attorney-in-fact for the undersigned with respect to any amendment or exercise of rights under the Plan or this Restricted Stock Agreement.

Spouse of Recipient